                                  Exhibit 10.36
                                 PROMISSORY NOTE

$139,503.00                                                 San Jose, California

                                                                   March 1, 2001

     FOR VALUE RECEIVED, the undersigned ("Payor") here promises to pay jointly and severally, on the terms hereafter set forth, to TAB PRODUCTS CO., a Delaware corporation ("Payee"), or order, at 2130 Gold Street, P. O. Box 649061, San Jose, California 95164-9061, or at such other place as the holder hereof may from time to time designate by written notice to Payor, in lawful money of the United States of America, the principal sum of One Hundred Thirty Nine Thousand Five Hundred Three Dollars ($139,503.00). This Note shall bear interest at the rate of 4.3% per annum. Principal and interest payments will be paid through payroll deductions on a semi-monthly basis beginning March 15, 2001 through February 28, 2004 (see attached Payment Schedule).

     This Note has been executed and delivered in connection with the Payor's ownership of that certain real property (the "Gurnee Property") located in the City of Gurnee, County of Lake, State of Illinois, commonly known as 405 St. Andrews Lane, as more particularly described on "Exhibit A" attached hereto and made a part hereof. This Note is secured by a deed of trust of even date herewith encumbering the Gurnee Property (the "Deed of Trust").

     Notwithstanding anything to the contrary contained herein, in the event Payor shall (i) fail to pay any sum when due hereunder, or (ii) sell, encumber, convey or alienate the Gurnee Property or any part thereof, of any interest therein, or shall be divested of title or any interest therein in any manner or way, whether voluntarily or involuntarily, without the written consent of Payee being first had and obtained, Payee shall have the right, at its option, except as prohibited by law, to declare the indebtedness due hereunder, irrespective of the maturity date hereof, immediately due and payable.

     In the event suit should be brought by Payee to enforce the covenants contained herein or to recover any sum due hereunder, Payee shall be entitled to all costs incurred in connection with such action, including reasonable attorneys' fees.

     Time is of the essence in the performance of each and every provision hereof. This Note shall be governed and construed in accordance with the laws of the State of Illinois.

                                       ("Payor")
                                       /s/ Gary W. Ampulski     3/1/2001
                                       ----------------------------------
                                       Gary W. Ampulski

TAB PRODUCTS CO.
GARY AMPULSKI LOAN

Date of Loan                               3/1/2001
Interest rate                                  4.3%
Initial Loan Amount                     $139,503.00
Final Balloon Payment                   $100,000.00
First payment due                         3/15/2001
Payment (twice per month)               $    764.46
Number of payments                               72
Total Monthly payment                   $  1,528.92

PAYMENT #              DATE               BEG BAL             PAYMENT         INTEREST         PRINCIPAL             END BAL
------------------------------------------------------------------------------------------------------------------------------
     1               3/15/2001          $139,503.00         $    764.46         249.94             514.52          $138,988.48
     2               3/31/2001          $138,988.48         $    764.46         249.02             515.44          $138,473.05
     3               4/15/2001          $138,473.05         $    764.46         248.10             516.36          $137,956.68
     4               4/30/2001          $137,956.68         $    764.46         247.17             517.29          $137,439.40
     5               5/15/2001          $137,439.40         $    764.46         246.25             518.21          $136,921.19
     6               5/31/2001          $136,921.19         $    764.46         245.32             519.14          $136,402.04
     7               6/15/2001          $136,402.04         $    764.46         244.39             520.07          $135,881.97
     8               6/30/2001          $135,881.97         $    764.46         243.46             521.00          $135,360.97
     9               7/15/2001          $135,360.97         $    764.46         242.52             521.94          $134,839.03
    10               7/31/2001          $134,839.03         $    764.46         241.59             522.87          $134,316.16
    11               8/15/2001          $134,316.16         $    764.46         240.65             523.81          $133,792.35
    12               8/31/2001          $133,792.35         $    764.46         239.71             524.75          $133,267.60
    13               9/15/2001          $133,267.60         $    764.46         238.77             525.69          $132,741.91
    14               9/30/2001          $132,741.91         $    764.46         237.83             526.63          $132,215.28
    15              10/15/2001          $132,215.28         $    764.46         236.89             527.57          $131,687.71
    16              10/31/2001          $131,687.71         $    764.46         235.94             528.52          $131,159.19
    17              11/15/2001          $131,159.19         $    764.46         234.99             529.47          $130,629.73
    18              11/30/2001          $130,629.73         $    764.46         234.04             530.41          $130,099.31
    19              12/15/2001          $130,099.31         $    764.46         233.09             531.36          $129,567.95
    20              12/31/2001          $129,567.95         $    764.46         232.14             532.32          $129,035.63
    21               1/15/2002          $129,035.63         $    764.46         231.19             533.27          $128,502.36
    22               1/31/2002          $128,502.36         $    764.46         230.23             534.23          $127,968.14
    23               2/15/2002          $127,968.14         $    764.46         229.28             535.18          $127,432.96
    24               2/28/2002          $127,432.96         $    764.46         228.32             536.14          $126,896.81
    25               3/15/2002          $126,896.81         $    764.46         227.36             537.10          $126,359.71
    26               3/31/2002          $126,359.71         $    764.46         226.39             538.06          $125,821.65
    27               4/15/2002          $125,821.65         $    764.46         225.43             539.03          $125,282.62
    28               4/30/2002          $125,282.62         $    764.46         224.46             539.99          $124,742.62
    29               5/15/2002          $124,742.62         $    764.46         223.50             540.96          $124,201.66
    30               5/31/2002          $124,201.66         $    764.46         222.53             541.93          $123,659.73
    31               6/15/2002          $123,659.73         $    764.46         221.56             542.90          $123,116.83
    32               6/30/2002          $123,116.83         $    764.46         220.58             543.87          $122,572.96
    33               7/15/2002          $122,572.96         $    764.46         219.61             544.85          $122,028.11
    34               7/31/2002          $122,028.11         $    764.46         218.63             545.83          $121,482.28
    35               8/15/2002          $121,482.28         $    764.46         217.66             546.80          $120,935.48
    36               8/31/2002          $120,935.48         $    764.46         216.68             547.78          $120,387.70
    37               9/15/2002          $120,387.70         $    764.46         215.69             548.76          $119,838.93
    38               9/30/2002          $119,838.93         $    764.46         214.71             549.75          $119,289.18
    39              10/15/2002          $119,289.18         $    764.46         213.73             550.73          $118,738.45
    40              10/31/2002          $118,738.45         $    764.46         212.74             551.72          $118,186.73
    41              11/15/2002          $118,186.73         $    764.46         211.75             552.71          $117,634.02


                                     1 of 2

TAB PRODUCTS CO.
GARY AMPULSKI LOAN

Date of Loan                               3/1/2001
Interest rate                                  4.3%
Initial Loan Amount                     $139,503.00
Final Balloon Payment                   $100,000.00
First payment due                         3/15/2001
Payment (twice per month)               $    764.46
Number of payments                               72
Total Monthly payment                   $  1,528.92

PAYMENT #              DATE               BEG BAL             PAYMENT         INTEREST         PRINCIPAL             END BAL
------------------------------------------------------------------------------------------------------------------------------
    42              11/30/2002          $117,634.02         $    764.46         210.76             553.70          $117,080.33
    43              12/15/2002          $117,080.33         $    764.46         209.77             554.69          $116,525.64
    44              12/31/2002          $116,525.64         $    764.46         208.78             555.68          $115,969.95
    45               1/15/2003          $115,969.95         $    764.46         207.78             556.68          $115,413.27
    46               1/31/2003          $115,413.27         $    764.46         206.78             557.68          $114,855.60
    47               2/15/2003          $114,855.60         $    764.46         205.78             558.68          $114,296.92
    48               2/28/2003          $114,296.92         $    764.46         204.78             559.68          $113,737.24
    49               3/15/2003          $113,737.24         $    764.46         203.78             560.68          $113,176.56
    50               3/31/2003          $113,176.56         $    764.46         202.77             561.68          $112,614.88
    51               4/15/2003          $112,614.88         $    764.46         201.77             562.69          $112,052.19
    52               4/30/2003          $112,052.19         $    764.46         200.76             563.70          $111,488.49
    53               5/15/2003          $111,488.49         $    764.46         199.75             564.71          $110,923.78
    54               5/31/2003          $110,923.78         $    764.46         198.74             565.72          $110,358.06
    55               6/15/2003          $110,358.06         $    764.46         197.72             566.73          $109,791.33
    56               6/30/2003          $109,791.33         $    764.46         196.71             567.75          $109,223.58
    57               7/15/2003          $109,223.58         $    764.46         195.69             568.77          $108,654.81
    58               7/31/2003          $108,654.81         $    764.46         194.67             569.79          $108,085.03
    59               8/15/2003          $108,085.03         $    764.46         193.65             570.81          $107,514.22
    60               8/31/2003          $107,514.22         $    764.46         192.63             571.83          $106,942.39
    61               9/15/2003          $106,942.39         $    764.46         191.61             572.85          $106,369.54
    62               9/30/2003          $106,369.54         $    764.46         190.58             573.88          $105,795.66
    63              10/15/2003          $105,795.66         $    764.46         189.55             574.91          $105,220.75
    64              10/31/2003          $105,220.75         $    764.46         188.52             575.94          $104,644.81
    65              11/15/2003          $104,644.81         $    764.46         187.49             576.97          $104,067.84
    66              11/30/2003          $104,067.84         $    764.46         186.45             578.00          $103,489.84
    67              12/15/2003          $103,489.84         $    764.46         185.42             579.04          $102,910.80
    68              12/31/2003          $102,910.80         $    764.46         184.38             580.08          $102,330.72
    69               1/15/2004          $102,330.72         $    764.46         183.34             581.12          $101,749.60
    70               1/31/2004          $101,749.60         $    764.46         182.30             582.16          $101,167.45
    71               2/15/2004          $101,167.45         $    764.46         181.26             583.20          $100,584.25
    72               2/28/2004          $100,584.25         $    764.46         180.21             584.25          $100,000.00
    72a              2/28/2004          $100,000.00         $100,000.00              -         100,000.00          $      0.00
                                                            -----------     ----------        -----------
          Totals                                            $155,041.04     $15,538.04        $139,503.00
                                                            ===========     ==========        ===========

                                     2 of 2

                                  SCHEDULE A

LOT 39 IN ABERDARE ESTATES, BEING A SUBDIVISION OF PART OF THE NORTHWEST 1/4 OF
SECTION 20, TOWNSHIP 45 NORTH, RANGE 11 EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO THE PLAT THEREOF RECORDED JUNE 25, 1993 AS DOCUMENT 3354759, IN LAKE COUNTY, ILLINOIS.